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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2003

                              --------------------

                               OCEAN ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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

                 DELAWARE                               01-08094                     74-1764876
       (State or other jurisdiction                 (Commission File              (I.R.S. Employer
    of incorporation or organization)                    Number)                Identification No.)

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         1001 FANNIN, SUITE 1600
              HOUSTON, TEXAS                                        77002
 (Address of principal executive offices)                        (Zip code)



       Registrant's telephone number, including area code: (713) 265-6000

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ITEM 5.  OTHER EVENTS

         On February 24, 2003, Ocean Energy, Inc., a Delaware corporation ("Ocean"), and Devon Energy Corporation, a Delaware corporation ("Devon"), announced the execution of a definitive Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 23, 2003, among Ocean, Devon and Devon Newco Corporation, a wholly owned subsidiary of Devon ("Merger Sub"). Under the Merger Agreement, Ocean will merge (the "Merger") with and into Merger Sub, and Ocean will be the surviving corporation in the Merger. In the Merger, each outstanding share of Ocean common stock will be converted into 0.414 of a share of Devon common stock. The Merger is subject to various customary closing conditions, including regulatory approval and approval by each of Ocean's and Devon's respective stockholders.

         In connection with the execution of the Merger Agreement, Ocean and EquiServe Trust Company, N.A., as Rights Agent, entered into Amendment No. 7 (the "Rights Agreement Amendment"), dated as of February 23, 2003, to Ocean's Amended and Restated Rights Agreement (as amended to date, the "Rights Agreement"). The Rights Agreement Amendment (a) provides that the Rights (as defined in the Rights Agreement) will expire immediately prior to the effective time of the Merger and (b) excepts Devon and the Merger Agreement from the operative provisions of the Rights Agreement.

         Also in connection with the execution of the Merger Agreement, Ocean, Devon and James T. Hackett entered into (a) the Third Amendment to Mr. Hackett's Employment Agreement, dated as of February 23, 2003 (the "Employment Agreement Amendment"), which amended the Employment Agreement initially effective as of September 16, 1998, between Ocean and James T. Hackett and (b) the Second Amendment to Mr. Hackett's Severance Agreement, dated as of February 23, 2003 (the "Severance Agreement Amendment"), which amended the Severance Agreement initially effective as of August 25, 1998, between Ocean and Mr. Hackett. These amendments generally have the effect of suspending certain change-of-control benefits in the agreements that would otherwise be triggered by the Merger. Both the Employment Agreement Amendment and the Severance Agreement Amendment are contingent upon the consummation of the Merger.

         The Merger Agreement, the Rights Agreement Amendment, the Employment Agreement Amendment, the Severance Agreement Amendment and the press release announcing the Merger are attached as exhibits and are each incorporated herein by reference. This summary is qualified in its entirety by reference to the attached exhibits.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  2.1 Agreement and Plan of Merger, dated as of February 23, 2003, by and among Devon Energy Corporation, Devon Newco Corporation and Ocean Energy, Inc.

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                  4.1      Amendment No. 7 to the Rights Agreement, dated as of
                           February 23, 2003, by and between Ocean Energy, Inc. and EquiServe Trust Company, N.A., as Rights Agent.

                  99.1     Third Amendment to Employment Agreement, among James
                           T. Hackett, Ocean Energy, Inc. and Devon Energy Corporation, dated as of February 23, 2003.

                  99.2     Second Amendment to Severance Agreement, among James
                           T. Hackett, Ocean Energy, Inc. and Devon Energy Corporation, dated as of February 23, 2003.

                  99.3     Press Release, dated February 24, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OCEAN ENERGY, INC.
                                  (Registrant)

                                             /s/ ROBERT K. REEVES
                                             -----------------------------------
                                             Robert K. Reeves
                                             Executive Vice President,
                                             General Counsel and Secretary

         Dated: February 24, 2003

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                                INDEX OF EXHIBIT

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
EXHIBIT
  NO.        DESCRIPTION
-------      -----------
2.1          Agreement and Plan of Merger, dated as of February 23, 2003, by and among Devon Energy Corporation, Devon Newco Corporation and Ocean
             Energy, Inc.

4.1          Amendment No. 7 to the Rights Agreement, dated as of
             February 23, 2003, by and between Ocean Energy, Inc. and EquiServe Trust Company, N.A., as Rights Agent.

99.1         Third Amendment to Employment Agreement, among James T. Hackett, Ocean
             Energy, Inc. and Devon Energy Corporation, dated as of February 23,
             2003.

99.2         Second Amendment to Severance Agreement, among James T. Hackett, Ocean
             Energy, Inc. and Devon Energy Corporation, dated as of February 23,
             2003.

99.3         Press Release, dated February 24, 2003.
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